Exhibit 99.1

PURCHASE AGREEMENT
______ __, 2024

[●] (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (the “Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is selling Outstanding Notes (as defined below), referred to hereunder as a “Holder”), enters into this Purchase Agreement (this “Agreement”) with The Marcus Corporation, a Wisconsin corporation (the “Company”), as of the date first written above, pursuant to which the Company will purchase from each Holder the Outstanding Notes (as defined below) held by each Holder and specified on Exhibit A hereto for an amount in cash equal to the Cash Consideration (as defined in Exhibit A hereto).

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:
Article I: Purchase of the Existing Notes

Section 1.1 Purchase and Sale. On and subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Undersigned hereby agrees to cause each Holder to sell and deliver to the Company the aggregate principal amount of the Company’s outstanding 5.00% Convertible Senior Notes due 2025 specified for such Holder on Exhibit A under the heading “Purchased Notes” (such principal amount of notes, the “Outstanding Notes”), and in exchange therefor, the Company hereby agrees to pay to such Holder the Cash Consideration specified for such Holder on Exhibit A. The Outstanding Notes to be sold and delivered to the Company pursuant to the terms of this Agreement for the Cash Consideration are referred to herein as the “Purchased Notes.” The transactions contemplated by this Agreement, including the payment of the Cash Consideration and purchase and delivery of the Purchased Notes are collectively referred to herein as the “Transactions.”

Section 1.2 Closing. Subject to the satisfaction (or waiver by the applicable parties) of the conditions set forth in Section 4.1 below, the closing of the Transactions (the “Closing”) shall occur on _____, __, 2024, or such later date as mutually agreed in writing by the parties hereto (the “Closing Date”).

At the Closing, (a) each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Purchased Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Purchased Notes free and clear of any Liens, and (b) the Company shall deliver or cause to be delivered to each Holder the Cash Consideration specified for such Holder on Exhibit A hereto, as specified on, and pursuant to the wire instructions provided by, each Holder on, Exhibit B hereto, which wire instructions shall be provided no less than three (3) Business Days prior to the Closing Date.

The exchange of the Purchased Notes for the Cash Consideration shall occur in accordance with the procedures set forth in Exhibit B hereto (the “Purchase Procedures”); provided, that no delivery of the Cash Consideration will be made until the Purchased Notes have been received for purchase in accordance with the Purchase Procedures and no accrued interest will be payable by reason of any delay in making such delivery.

For the avoidance of doubt, in the event of any delay in the Closing, the Company will not make any separate cash payment pursuant to this Agreement in respect of interest, if any, accrued and unpaid from and after the Closing Date for the Purchased Notes. Instead, such amounts will be deemed to be paid by the purchase by the Company of the Purchased Notes for the Cash Consideration. Delivery of the Purchased Notes shall be effected via one-sided Deposit/Withdrawal at Custodian (DWAC) pursuant to the instructions set forth in Exhibit B hereto (it being understood that posting such request on any date before the Closing Date will result in such request expiring unaccepted at the close of business on such date, and such Holder will need to repost such withdrawal request on the Closing Date). All questions as to the form of all documents and the validity and acceptance of the Purchased Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Article II: Covenants, Representations and Warranties of the Holders

Each Holder (and, where specified below, the Undersigned) hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing to the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. Each of the Undersigned and each Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. The Undersigned has the power, authority and capacity, on behalf of itself and Each Holder, to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transactions. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account or Holder, and (ii) the principal amount of Outstanding Notes owned by such Holder that is to be delivered for exchange pursuant to this Agreement.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly authorized, executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of the Undersigned and each Holder, enforceable against the Undersigned and each Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the exceptions described in the preceding clauses (a) and (b), the “Enforceability Exceptions”). This Agreement and consummation of the Transactions will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the applicable Holder’s organizational documents (or any similar documents governing each Account), (ii) any agreement or instrument to which the Undersigned or the applicable Holder is a party or by which the Undersigned or the applicable Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the applicable Holder. No consent, approval, authorization, order, registration or qualification of, or with, any court, arbitrator or governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement or the consummation by each of the Holders of the Transactions. The Undersigned is not and will not, nor is any Holder nor will any Holder be, a party to any agreement, arrangement or understanding with any individual, corporation, company, association, partnership, limited liability company, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof, which could result in the Undersigned or any Holder having any obligation or liability for any brokerage fees, commissions, underwriting discounts or other similar fees or expenses relating to the Transactions.

Section 2.3 Title to the Purchased Notes. (a) Each Holder is the sole legal and beneficial owner and, immediately prior to the Closing, will be the sole legal and beneficial owner of the Purchased Notes set forth opposite its name on Exhibit A hereto; (b) each Holder has good, valid and marketable title to its Purchased Notes, free and clear of any Liens (other than pledges or security interests that such Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, which will be terminated prior to Closing); (c) no Holder has, in whole or in part, except as described in the preceding clause (b), (i) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Purchased Notes or its rights, title or interest in or to its Purchased Notes or (ii) given any person or entity (other than the Undersigned) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Purchased Notes; (d) each Holder has the sole right to dispose or direct the disposition of the Purchased Notes, and (e) upon each Holder’s delivery of its Purchased Notes to the Company pursuant to the Transactions, such Purchased Notes shall be free and clear of all Liens, and the Company will acquire good, valid, marketable and unencumbered title to such Purchased Notes. Such Purchased Notes are unrestricted and freely tradeable (including pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”)) and are free and clear of any restrictions on transfer, taxes, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands.

Section 2.4 Full Satisfaction of Obligations under the Notes. Each Holder acknowledges that upon payment of the Cash Consideration to the Holder, the obligations of the Company to the Holder under and with respect to the Purchased Notes will have been satisfied in full.

Section 2.5 Adequate Information; No Reliance; No Pressure. Each of the Undersigned and Holders acknowledges and agrees that (a) it has been furnished with all materials it considers relevant to making an investment decision to enter into the Transactions and has had the opportunity to review (and has carefully reviewed) (i) the Company’s filings and submissions with the Securities and Exchange Commission, including, without limitation, all information filed or furnished pursuant to the Securities Exchange Act of 1934, as amended (collectively, the “Public Filings”) and (ii) this Agreement (including the exhibits thereto) (collectively, the “Materials”), (b) it has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Transactions, and to obtain from the Company any information that it considers necessary in making an informed decision with respect to the Transactions and to verify the accuracy of the information set forth in the Public Filings and the other Materials, (c) it has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Transactions and to make an informed decision with respect to the Transactions, (d) it is experienced, sophisticated and knowledgeable in the trading of securities and is able to fend for itself in the Transactions, (e) it is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives or any other entity or person, including J. Wood Capital Advisors LLC (“J. Wood Capital Advisors”), except for the representations and warranties made by the Company in this Agreement, (f) it had a sufficient amount of time to consider whether to participate in the Transactions and that neither the Company nor J. Wood Capital Advisors has placed any pressure on it to respond to the opportunity to participate in the Transactions, (g) the terms of the Transactions are the result of bilateral negotiations between the parties, and each of the Undersigned and Holders was given a meaningful opportunity to negotiate the terms of the Transactions, (h) each Holder has evaluated the tax and other consequences of the Transactions with its tax, accounting or legal advisors, and (i) the Company is not acting as a fiduciary or financial or investment advisor to the Undersigned or any Holder.

Section 2.6 Disclosure. The Undersigned acknowledges and agrees that it and each Holder has not disclosed, and will not disclose, to any third party any information regarding the Company or the Transactions, and that it has not transacted, and will not transact in any securities of the Company, including, but not limited to, any hedging transactions, from the time the Holder was first contacted by the Company or the J. Wood Capital Advisors with respect to the Transactions until such time the Holder is able to trade in securities of the Company pursuant to the terms of the email received by the Holder from J. Wood Capital Advisors (the “Wall Cross Email”). For the avoidance of doubt, the Company may determine that no “cleansing disclosure” is required.

Section 2.7 Withholding; Required Tax Forms. The Undersigned agrees that it shall obtain from each Holder and deliver to the Company a complete and accurate IRS Form W-9 or IRS Form W-8BEN, W-8BEN-E or W-8ECI, as appropriate. The Undersigned acknowledges that, if a Holder is a United States person for U.S. federal income tax purposes, then the Company must be provided with a correct taxpayer identification number (generally, a person’s social security or federal employer identification number) and certain other information on a properly completed and executed IRS Form W-9 for the Holder. The Undersigned further acknowledges that, if a Holder is not a United States person for U.S. federal income tax purposes, then the Company must be provided with the appropriate properly completed and executed IRS Form W-8, attesting to that non-U.S. Holder’s foreign status and certain other information, including information establishing an exemption from withholding under Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. The Undersigned further acknowledges that any Holder may be subject to 30% U.S. federal withholding or 24% U.S. backup withholding on certain payments or deliveries made to such Holder unless such Holder properly establishes under applicable law an exemption from, or a reduced rate of, such withholding or backup withholding. Without limiting the generality of the foregoing, the Undersigned on behalf of each Holder hereby represents that it is able to receive any Cash Consideration hereunder (including any amounts attributable to accrued and unpaid interest) without any U.S. tax and is entitled to provide U.S. tax forms and required attachments indicating the same (including, where relevant, any certifications indicating that the Holder fulfills the requirements of “portfolio interest exemption” as indicated in Exhibit C) and agrees to hold the Company and its agents harmless for the breach of such representation.

Section 2.8 Further Action. The Undersigned agrees that the Undersigned shall and shall cause each Holder to promptly execute and deliver such further agreements and instruments and take such further actions, as the Company may reasonably request in order to carry out the purposes and intent of this Agreement.

Section 2.9 Status. The Undersigned and each Holder is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Undersigned agrees to furnish any additional information regarding the Undersigned or any Holder reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Transactions.

Section 2.10 No Conversion. The Undersigned and each Holder agree that neither the Undersigned nor any Holder shall deliver a notice of conversion with respect to any Purchased Notes and each Holder shall hold the Purchased Notes until the Closing.
Article III: Representations and Warranties of the Company.
The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing:

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transactions. No material consent, approval, order or authorization of, or material registration, declaration or filing with any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the Transactions, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty or such that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Transactions by the Company will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company, (b) any material agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) assuming the truth and accuracy of the representations and warranties and compliance with the covenants and agreements of the Undersigned and the Holders herein, any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except in the case of clauses (b) or (c), where such violations, conflicts, breaches or defaults would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole, or affect the Company’s ability to consummate the Transactions in any material respect.

Article IV

Closing Conditions & Notification

Section 4.1 Conditions to Obligations of the Undersigned, each Holder and the Company. The obligations of the Undersigned to cause each Holder to deliver the Purchased Notes and of the Company to deliver the Cash Consideration are subject to the satisfaction at or prior to the Closing of the condition precedent that (a) the representations and warranties of the Holders and the Company contained in Articles II and III, respectively, shall be true and correct as of the date hereof and the Closing with the same effect as though such representations and warranties had been made as of the Closing and (b) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the Transactions.

Section 4.2 Notification. The Undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article II to be false or incorrect. The Company hereby covenants and agrees to notify the Undersigned upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article III to be false or incorrect.

Section 4.3 Disclosure. At or prior to 9:00 a.m., New York City time, on the first business day after the date hereof, the Company may, in its sole discretion, either file with the Commission a current report on Form 8-K or issue a press release announcing the Transactions. Without the prior written consent of the Undersigned, the Company shall not disclose the name of the Undersigned or any Holder in any filing or announcement, unless such disclosure is required by applicable law, rule, regulation or legal process based on advice of counsel.

Article V: Miscellaneous

Section 5.1 Notice. All notices, requests, and other communications given, made or delivered pursuant to this Agreement shall be in writing and shall be deemed effectively given, made or delivered upon the earlier of actual receipt or: (a) personal delivery to the party to be notified; (b) when sent, if sent by electronic mail (to the extent an electronic mail address is provided) during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. The addresses for any such notices shall be, unless changed by the applicable party via notice to the other parties in accordance herewith:

If to the Company:	The Marcus Corporation 100 East Wisconsin Ave., Suite 1900 Milwaukee WI 53202 Attention: Chad M. Paris, Chief Financial Officer and Treasurer Email: ChadParis@marcuscorp.com
With a copy to (which shall not constitute notice):	Foley & Lardner LLP 777 E. Wisconsin Ave. Milwaukee, WI 53202 Attention: Garrett F. Bishop Email: gbishop@foley.com
If to the Undersigned:

Section 5.2 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 5.3 Further Assurances. The parties hereto each hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, including giving any further assurances, as any party may reasonably request in connection with the Transactions contemplated by and in this Agreement. In addition, subject to the terms and conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts (subject to, and in accordance with, applicable law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective the Transactions contemplated hereby, including the obtaining of all necessary, proper or advisable consents, approvals or waivers from third parties and the execution and delivery of any additional instruments reasonably necessary, proper or advisable to consummate the Transactions contemplated hereby.

Section 5.4 Waiver, Amendment. Neither this Agreement nor any provisions hereof or thereof shall be modified, changed or discharged, except by an instrument in writing, signed by the Company and the Undersigned.

Section 5.5 Assignment; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. No party shall assign this Agreement or any rights, remedies, liabilities or obligations hereunder or, in the case of the Holders, any of the Purchased Notes held by such Holders, without the prior written consent of the Company (in the case of assignment by a Holder) or the applicable Holders (in the case of assignment by the Company).

Section 5.6 Waiver of Jury Trial. EACH OF THE COMPANY, THE UNDERSIGNED AND EACH HOLDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 5.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law.

Section 5.8 Submission to Jurisdiction. Each of the Company, the Undersigned and each Holder: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company, the Undersigned and each Holder agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 5.9 Venue. Each of the Company and the Undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 5.8. Each of the Company, the Undersigned and each Holder irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 5.10 Service of Process. Each of the Company, the Undersigned and each Holder irrevocably consents to service of process in the manner provided for notices in Section 5.1. Nothing in this Agreement will affect the right of the Company, the Undersigned or any Holder to serve process in any other manner permitted by law.

Section 5.11 Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 5.12 Third Party Beneficiaries. This Agreement is also intended for the immediate benefit of J. Wood Capital Advisors. J. Wood Capital Advisors may rely on the provisions of this Agreement, including, but not limited to, the respective covenants, representations and warranties of the Undersigned, the Holders and the Company. The Undersigned, for itself and on behalf of each Holder, agrees that J. Wood Capital Advisors shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the Undersigned or any Holder for or in connection with the Transactions, except for any such liability for losses, claims, damages or liabilities (or fees or expenses relating thereto) incurred by the Undersigned or any Holder that are finally judicially determined to have resulted from the bad faith or gross negligence of J. Wood Capital Advisors.

Section 5.13 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 5.14 Severability. If any term or provision of this Agreement (in whole or in part) is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 5.15 Termination. This Agreement may be terminated at any time prior to the Closing (a) by the mutual written consent of the parties hereto; (b) by the Company if there has been a material misrepresentation or a material breach of warranty by a Holder in the representations and warranties set forth in this Agreement or the Exhibits attached hereto; and (c) by the Undersigned if there has been a material misrepresentation or a material breach of warranty by the Company in the representations and warranties set forth in this Agreement or the Exhibits attached hereto.

Section 5.16 Release. The Undersigned and each Holder hereby waives and releases, to the fullest extent permitted by law, any and all claims and causes of action it has or may have against the Company and its Affiliates, officers, directors, employees, agents and representatives based upon, relating to or arising out of nondisclosure of any information or the exchange of the Purchased Notes pursuant to the terms hereof. The Undersigned and each Holder acknowledges that none of the Company or any of its directors, officers, subsidiaries or Affiliates has made or makes any representations or warranties, whether express or implied, of any kind except as expressly set forth in this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

THE MARCUS CORPORATION

By:
Name:
Title:

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

[LEGAL NAME OF SIGNATORY]:

(in its capacities described in the first paragraph hereof)
By:
Name:
Title:
Address:

EXHIBIT A Holders

Holder (Name, Address, Email and Phone Number)	Purchased Notes (principal amount of Purchased Notes to be sold for Cash Consideration)	Cash Consideration
As defined below

Definitions:

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Common Stock” means the common stock of The Marcus Corporation, par value $1.00 per share.

“Daily VWAP” means, for each VWAP Trading Day during the VWAP Period, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “MCS US <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or if such volume-weighted average price is unavailable, the market value of one Common Share on such Trading Day as determined by the Company in good faith using, if reasonably practicable, a volume-weighted method). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading.

“Cash Consideration” means, for each $1,000 principal amount of Purchased Notes, an amount of cash equal to the sum of (1) (a) [anchor convertible price] plus (b) the product of (i) VWAP Price (as defined below) minus [anchor stock price] and (ii) [CR] and (iii) [anchor delta], plus (2) the accrued and unpaid interest to, and including [●], 2024.

“Scheduled Trading Day” means a day that is scheduled to be a VWAP Trading Day. If the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day outside of the regular trading session trading hours.

“VWAP Price” shall mean the arithmetic average of the Daily VWAPs during the VWAP Period.

“VWAP Period” means the [__] VWAP Trading Days immediately following the date of this Agreement.

“VWAP Trading Day” means a day on which (x) there is no VWAP Market Disruption Event and (y) trading in the Common Stock generally occurs on The New York Stock Exchange or, if the Common Stock is not then listed on The New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading, except that if the Common Stock is not so listed or admitted for trading, “VWAP Trading Day” means a Business Day.

“VWAP Market Disruption Event” means (i) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts traded on any U.S. exchange relating to the Common Stock.

EXHIBIT B Instructions and Purchase Procedures

Attached are Purchase Procedures for the purchase 5.00% Convertible Senior Notes due 2025, CUSIP 566330 AB2 (the “2025 Notes”) of The Marcus Corporation (the “Company”), for the Cash Consideration (as defined in and pursuant to this Agreement between you and the Company), which is expected to occur on or about [●], 2024. To ensure timely payment of the Cash Consideration, please follow the instructions as set forth below.

These instructions supersede any prior instructions you received. Your failure to comply with the attached instructions may delay your receipt of the Cash Consideration.
If you have any questions, please contact [●].

To deliver 2025 Notes:

You must post, no later than 9:00 a.m, New York City time, a withdrawal request for the 2025 Notes through the DTC via DWAC. It is important that this instruction be submitted and the DWAC posted on [●], 2024.

To receive Cash Consideration:
You must provide valid wire instructions to the Company. You will then receive the Cash Consideration from the Company on the Closing Date.

You must comply with both procedures described above in order to complete the Transaction and to receive the Cash Consideration in respect of the Purchased Notes.

Closing
On [●], 2024, after the Company receives your delivery instructions as set forth above and a withdrawal request in respect of the 2025 Notes has been posted as specified above, and subject to the satisfaction of the conditions to Closing as set forth in this Agreement, the Company will deliver the Cash Consideration in respect of the 2025 Notes in accordance with the delivery instructions above.

Holder:
Country of Residence:
Taxpayer Identification Number:
Wire Instructions for Exchange Consideration:
Bank Name:
Bank Address:
ABA Routing #:
Account Name:
Account Number:
Contact Person:
Accounts for Notes:
DTC Participant Number:
DTC Participant Name:
DTC Participant Phone Number:
DTC Participant Contact Email:
FFC Account #:
Account # at Bank/Broker:

EXHIBIT C

Tax Matters

Backup Withholding Tax

Under U.S. federal income tax law, a Holder that disposes of Outstanding Notes for Cash Consideration generally must provide such Holder’s correct taxpayer identification number (“TIN”) on IRS Form W-9 ((available from the IRS at www.irs.gov) or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual holder’s social security number or a Holder’s employer identification number. If the correct TIN is not provided, certain payments made to such Holder may be subject to backup withholding tax (currently set at 24% of the payment). If a Holder is required to provide a TIN but does not have a TIN, the Holder should consult its tax advisor regarding how to obtain a TIN. Certain Holders are not subject to these backup withholding and reporting requirements. Non-U.S. Holders generally may establish their status as exempt recipients from backup withholding by submitting a properly completed applicable IRS Form W-8 (available from the IRS at www.irs.gov), signed, under penalties of perjury, attesting to such Non-U.S. Holder’s exempt foreign status. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the Holder’s U.S. federal income tax liability. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. Holders are urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from backup withholding or other withholding taxes.

Portfolio Interest Exemption (for Holders That Are Not U.S. Persons for U.S. Federal Income Tax Purposes)
Under U.S. federal income tax law, a Holder that disposes of Outstanding Notes for Cash Consideration and is otherwise not eligible to provide an IRS Form W-9 may claim an exemption from U.S. withholding tax on payments or deliveries attributable to accrued and unpaid interest. Any Holder that claims such an exemption under the so-called “portfolio interest exemption” is hereby deemed to represent and certify (along with providing the applicable IRS Form W-8BEN or W-8BEN-E) as set forth in Section C below. However, if the Holder is an intermediary, a foreign partnership or other flow-through entity, then the adjustments shown below in Section A and Section B below will be made to the representations in Section C:

A. The following representation will be provided as applied to the Holder:
a.record ownership under Clause I, and
b.the status in Clause II.

B. The following representations will be provided as applied to the partners, members or beneficial owners claiming the portfolio interest exemption:
a.beneficial ownership under Clause I,
b.the status in Clause II,
c.the status in Clause III, and
d.the status in Clause IV.

C. The following representation will be provided as applied to the Holder as well as the partners, members:
I. It is the sole record and beneficial owner of the Outstanding Notes in respect of which it is providing this certification.

II. It is not a “bank” (within the meaning of Section 881(c)(3)(A) of the Code).

III. It is not a “10-percent shareholder” of the Company (within the meaning of Section 881(c)(3)(B) or Section 871(h)(3)(B) of the Code).

IV. It is not a “controlled foreign corporation” (as such term is described in Section 881(c)(3)(C) of the Code) related to the Company (within the meaning of Section 864(d)(4) of the Code).

Holders are urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from backup withholding or other withholding taxes.